Unum Group
Statistical Supplement First Quarter 2022

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Consolidated U.S. GAAP Results¹
Premium Income	$2,403.3	$2,378.3	$9,481.0	$9,378.1

Adjusted Operating Revenue	$2,996.3	$2,987.4	$11,937.1	$11,963.0
Net Investment Gain (Loss)	(13.8)	84.6	76.7	1,199.1

Revenue	$2,982.5	$3,072.0	$12,013.8	$13,162.1

Net Income	$253.5	$153.0	$824.2	$793.0
Net Income Per Common Share:
Basic	$1.25	$0.75	$4.04	$3.89
Assuming Dilution	$1.25	$0.75	$4.02	$3.89

Assets	$66,471.7	$69,256.6	$70,115.6	$70,625.8
Stockholders' Equity	$10,623.1	$10,570.1	$11,416.4	$10,871.0

Adjusted Operating Return on Equity
Unum US	11.8%	8.3%	8.2%	14.6%
Unum International	16.2%	10.3%	10.4%	6.5%
Colonial Life	18.4%	14.5%	16.4%	16.7%
Core Operating Segments	13.8%	10.0%	10.3%	14.1%
Consolidated	10.6%	8.7%	8.9%	10.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$200.5	$136.7	$681.1	$726.2
Net Realized Capital Gain (Loss), After Tax	(2.4)	6.7	98.4	(79.4)

Net Income	$198.1	$143.4	$779.5	$646.8

Capital and Surplus	$3,941.9	$3,729.3	$3,950.3	$3,875.0

Weighted Average Risk-based Capital Ratio	~ 400%	~ 370%	~ 395%	~ 365%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2022		3/31/2021		12/31/2021		12/31/2020
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,623.1	$52.62	$10,570.1	$51.77	$11,416.4	$56.37	$10,871.0	$53.37
Excluding:
Net Unrealized Gain on Securities	66.1	0.33	678.2	3.32	962.2	4.75	1,067.7	5.24
Net Gain on Hedges	51.4	0.25	77.1	0.38	61.8	0.30	97.8	0.48
Subtotal	10,505.6	52.04	9,814.8	48.07	10,392.4	51.32	9,705.5	47.65
Excluding:
Foreign Currency Translation Adjustment	(305.8)	(1.52)	(254.0)	(1.24)	(273.9)	(1.35)	(261.3)	(1.28)
Subtotal	10,811.4	53.56	10,068.8	49.31	10,666.3	52.67	9,966.8	48.93
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(391.8)	(1.94)	(526.2)	(2.58)	(396.0)	(1.96)	(530.0)	(2.61)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$11,203.2	$55.50	$10,595.0	$51.89	$11,062.3	$54.63	$10,496.8	$51.54

Dividends Paid	$62.9	$0.30	$59.4	$0.29	$240.6	$1.17	$233.2	$1.14

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Shares Repurchased (millions)	1.3	—	1.9	—
Cost of Shares Repurchased (millions)	$37.5	$—	$50.0	$—
Price (UNM closing price on last trading day of period)	$31.51	$27.83	$24.57	$22.94

Leverage Ratio	25.1%	26.0%	25.3%	26.2%

Holding Company Liquidity	$1,269	$1,664	$1,515	$1,512

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Unum Life Insurance Company of America	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A	NR	NR	NR
Unum Insurance Company	A-	A-	A3	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Revenue
Premium Income	$2,403.3	$2,378.3	$9,481.0	$9,378.1
Net Investment Income	527.2	548.7	2,213.2	2,360.7
Net Investment Gain (Loss)	(13.8)	84.6	76.7	1,199.1
Other Income	65.8	60.4	242.9	224.2
Total Revenue	2,982.5	3,072.0	12,013.8	13,162.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,843.9	2,051.2	7,598.6	8,972.9
Commissions	273.2	259.9	1,038.1	1,057.3
Interest and Debt Expense - Non-recourse Debt	—	—	—	3.1
Interest and Debt Expense - All Other Debt	46.9	44.4	185.0	185.1
Cost Related to Early Retirement of Debt	—	—	67.3	—
Deferral of Acquisition Costs	(141.8)	(130.6)	(508.1)	(576.2)
Amortization of Deferred Acquisition Costs	156.1	166.4	586.1	606.1
Other Expenses	492.1	481.9	1,983.8	1,949.8
Total Benefits and Expenses	2,670.4	2,873.2	10,950.8	12,198.1

Income Before Income Tax	312.1	198.8	1,063.0	964.0
Income Tax	58.6	45.8	238.8	171.0

Net Income	$253.5	$153.0	$824.2	$793.0

Weighted Average Shares Outstanding
Basic	202.6	204.1	204.2	203.6
Assuming Dilution	203.5	204.7	204.8	203.8

Actual Number of Shares Outstanding	201.9	204.2	202.5	203.7

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2022	3/31/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$40.6	$31.1	30.5%	$206.6	$239.7
Group Short-term Disability	27.8	24.1	15.4	142.7	158.7
Group Life and AD&D	33.6	30.2	11.3	223.8	224.3
Subtotal	102.0	85.4	19.4	573.1	622.7
Supplemental and Voluntary
Voluntary Benefits	94.3	101.0	(6.6)	231.2	241.6
Individual Disability	20.3	17.0	19.4	75.0	71.4
Dental and Vision	9.2	8.0	15.0	62.4	63.9
Subtotal	123.8	126.0	(1.7)	368.6	376.9
Total Sales	$225.8	$211.4	6.8	$941.7	$999.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$65.6	$58.2	12.7%	$371.5	$377.0
Large Case Market	36.4	27.2	33.8	201.6	245.7
Subtotal	102.0	85.4	19.4	573.1	622.7
Supplemental and Voluntary	123.8	126.0	(1.7)	368.6	376.9
Total Sales	$225.8	$211.4	6.8	$941.7	$999.6

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2022	3/31/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Unum UK
Group Long-term Disability	$15.6	$8.1	92.6%	$41.4	$37.7
Group Life	8.3	6.5	27.7	31.3	20.6
Supplemental	5.9	5.1	15.7	17.0	18.9
Unum Poland	4.4	3.5	25.7	16.1	13.3
Total Sales	$34.2	$23.2	47.4	$105.8	$90.5

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$12.1	$8.2	47.6%	$41.5	$36.2
Large Case Market	11.8	6.4	84.4	31.2	22.1
Subtotal	23.9	14.6	63.7	72.7	58.3
Supplemental	5.9	5.1	15.7	17.0	18.9
Unum Poland	4.4	3.5	25.7	16.1	13.3
Total Sales	$34.2	$23.2	47.4	$105.8	$90.5

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£11.6	£5.9	96.6%	£30.0	£29.5
Group Life	6.2	4.7	31.9	22.8	16.1
Supplemental	4.4	3.7	18.9	12.3	14.9
Total Sales	£22.2	£14.3	55.2	£65.1	£60.5

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.9	£6.0	48.3%	£30.2	£28.3
Large Case Market	8.9	4.6	93.5	22.6	17.3
Subtotal	17.8	10.6	67.9	52.8	45.6
Supplemental	4.4	3.7	18.9	12.3	14.9
Total Sales	£22.2	£14.3	55.2	£65.1	£60.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2022	3/31/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Accident, Sickness, and Disability	$65.6	$57.4	14.3%	$297.9	$261.5
Life	23.8	20.6	15.5	111.0	88.8
Cancer and Critical Illness	14.6	12.2	19.7	70.9	62.8
Total Sales	$104.0	$90.2	15.3	$479.8	$413.1

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$72.7	$62.3	16.7%	$313.2	$266.2
Large Case Market	12.1	11.5	5.2	68.5	57.4
Subtotal	84.8	73.8	14.9	381.7	323.6
Public Sector	19.2	16.4	17.1	98.1	89.5
Total Sales	$104.0	$90.2	15.3	$479.8	$413.1

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2022	2021
Assets

Investments
Fixed Maturity Securities	$39,946.0	$43,336.0
Mortgage Loans	2,529.5	2,560.4
Policy Loans	3,573.5	3,662.9
Other Long-term Investments	1,280.4	1,203.0
Short-term Investments	1,295.5	1,388.0
Total Investments	48,624.9	52,150.3

Other Assets
Cash and Bank Deposits	106.6	75.0
Accounts and Premiums Receivable	1,571.6	1,519.9
Reinsurance Recoverable	10,640.3	10,919.3
Accrued Investment Income	658.5	602.7
Deferred Acquisition Costs	2,229.2	2,207.9
Goodwill	350.8	352.2
Property and Equipment	454.9	462.7
Other Assets	1,834.9	1,825.6

Total Assets	$66,471.7	$70,115.6

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2022	2021
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,874.2	$1,907.7
Reserves for Future Policy and Contract Benefits	45,258.0	48,007.5
Unearned Premiums	431.9	347.5
Other Policyholders’ Funds	1,816.9	1,790.9
Income Tax Payable	227.2	159.1
Deferred Income Tax	202.8	458.4
Long-term Debt	3,442.9	3,442.2
Other Liabilities	2,594.7	2,585.9

Total Liabilities	55,848.6	58,699.2

Stockholders’ Equity
Common Stock	30.8	30.7
Additional Paid-in Capital	2,395.8	2,408.1
Accumulated Other Comprehensive Income (Loss)	(580.1)	354.1
Retained Earnings	12,043.8	11,853.2
Treasury Stock	(3,267.2)	(3,229.7)

Total Stockholders’ Equity	10,623.1	11,416.4

Total Liabilities and Stockholders’ Equity	$66,471.7	$70,115.6

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balance at December 31, 2020	$1,168.7	$32.0	$1,071.9	$2,272.6
Capitalization	242.7	12.8	252.6	508.1
Amortization	(319.0)	(8.0)	(259.1)	(586.1)
Adjustment Related to Unrealized Investment Gains and Losses	3.8	—	10.9	14.7
Foreign Currency	—	(1.4)	—	(1.4)
Balance at December 31, 2021	1,096.2	35.4	1,076.3	2,207.9
Capitalization	68.3	3.5	70.0	141.8
Amortization	(79.7)	(2.0)	(74.4)	(156.1)
Adjustment Related to Unrealized Investment Gains and Losses	6.5	—	30.3	36.8
Foreign Currency	—	(1.2)	—	(1.2)
Balance at March 31, 2022	$1,091.3	$35.7	$1,102.2	$2,229.2

6. 2

Unum Group Balance Sheets by Segment - March 31, 2022

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,847.7	$2,459.2	$5,000.3	$15,307.2	$3,422.6	$3,363.3	$24,033.0	$2,498.8	$48,624.9
Deferred Acquisition Costs	93.7	60.0	937.6	1,091.3	35.7	1,102.2	—	—	2,229.2
Goodwill	8.9	—	271.1	280.0	43.1	27.7	—	—	350.8
All Other	347.4	338.6	376.6	1,062.6	371.0	266.3	12,180.4	1,386.5	15,266.8
Total Assets	$8,297.7	$2,857.8	$6,585.6	$17,741.1	$3,872.4	$4,759.5	$36,213.4	$3,885.3	$66,471.7

Liabilities
Reserves and Policyholder Benefits	$6,445.8	$1,965.5	$4,125.6	$12,536.9	$2,984.7	$2,974.3	$30,885.1	$—	$49,381.0
Debt	—	—	—	—	—	—	—	3,442.9	3,442.9
All Other	159.9	90.0	301.2	551.1	142.7	175.2	605.6	1,550.1	3,024.7
Total Liabilities	6,605.7	2,055.5	4,426.8	13,088.0	3,127.4	3,149.5	31,490.7	4,993.0	55,848.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,667.6	834.1	2,091.5	4,593.2	769.8	1,563.7	4,450.3	(871.4)	10,505.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	24.4	(31.8)	67.3	59.9	(24.8)	46.3	272.4	(236.3)	117.5
Total Allocated Stockholders' Equity	1,692.0	802.3	2,158.8	4,653.1	745.0	1,610.0	4,722.7	(1,107.7)	10,623.1

Total Liabilities and Allocated Stockholders' Equity	$8,297.7	$2,857.8	$6,585.6	$17,741.1	$3,872.4	$4,759.5	$36,213.4	$3,885.3	$66,471.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2021

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,260.2	$2,525.5	$5,301.1	$16,086.8	$3,740.2	$3,533.8	$25,968.2	$2,821.3	$52,150.3
Deferred Acquisition Costs	93.7	59.1	943.4	1,096.2	35.4	1,076.3	—	—	2,207.9
Goodwill	8.9	—	271.1	280.0	44.5	27.7	—	—	352.2
All Other	411.3	416.3	405.7	1,233.3	266.4	258.1	12,319.7	1,327.7	15,405.2
Total Assets	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

Liabilities
Reserves and Policyholder Benefits	$6,913.6	$2,007.9	$4,289.8	$13,211.3	$3,136.4	$2,985.4	$32,720.5	$—	$52,053.6
Debt	—	—	—	—	—	—	—	3,442.2	3,442.2
All Other	160.2	125.6	334.5	620.3	161.2	203.8	629.0	1,589.1	3,203.4
Total Liabilities	7,073.8	2,133.5	4,624.3	13,831.6	3,297.6	3,189.2	33,349.5	5,031.3	58,699.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,663.2	832.9	2,091.3	4,587.4	788.8	1,539.0	4,526.7	(1,049.5)	10,392.4
Net Unrealized Gain on Securities and Net Gain on Hedges	37.1	34.5	205.7	277.3	0.1	167.7	411.7	167.2	1,024.0
Total Allocated Stockholders' Equity	1,700.3	867.4	2,297.0	4,864.7	788.9	1,706.7	4,938.4	(882.3)	11,416.4

Total Liabilities and Allocated Stockholders' Equity	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses and amortization of the cost of reinsurance as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2022	3/31/2021	% Change	12/31/2021	12/31/2020	% Change
Premium Income
Unum US	$1,544.9	$1,525.8	1.3%	$6,078.0	$6,018.9	1.0%
Unum International	187.8	174.4	7.7	717.0	652.8	9.8
Colonial Life	430.7	426.4	1.0	1,690.2	1,712.0	(1.3)
Closed Block	239.9	251.7	(4.7)	995.8	994.4	0.1
	2,403.3	2,378.3	1.1	9,481.0	9,378.1	1.1
Net Investment Income
Unum US	171.0	179.7	(4.8)	721.6	720.3	0.2
Unum International	34.5	26.0	32.7	132.7	104.6	26.9
Colonial Life	38.1	37.7	1.1	172.0	155.7	10.5
Closed Block	274.8	297.2	(7.5)	1,159.0	1,370.3	(15.4)
Corporate	8.8	8.1	8.6	27.9	9.8	184.7
	527.2	548.7	(3.9)	2,213.2	2,360.7	(6.2)
Other Income
Unum US	47.1	40.4	16.6	170.0	154.9	9.7
Unum International	0.2	0.1	100.0	0.6	0.5	20.0
Colonial Life	0.3	0.2	50.0	1.0	1.1	(9.1)
Closed Block	16.0	18.4	(13.0)	65.1	66.6	(2.3)
Corporate	2.2	1.3	69.2	6.2	1.1	N.M.
	65.8	60.4	8.9	242.9	224.2	8.3
Total Adjusted Operating Revenue
Unum US	1,763.0	1,745.9	1.0	6,969.6	6,894.1	1.1
Unum International	222.5	200.5	11.0	850.3	757.9	12.2
Colonial Life	469.1	464.3	1.0	1,863.2	1,868.8	(0.3)
Closed Block	530.7	567.3	(6.5)	2,219.9	2,431.3	(8.7)
Corporate	11.0	9.4	17.0	34.1	10.9	N.M.
	$2,996.3	$2,987.4	0.3	$11,937.1	$11,963.0	(0.2)

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2022	3/31/2021	% Change	12/31/2021	12/31/2020	% Change
Benefits and Expenses
Unum US	$1,591.4	$1,630.2	(2.4)%	$6,289.7	$6,068.7	3.6%
Unum International	195.3	174.1	12.2	744.6	681.3	9.3
Colonial Life	379.0	391.0	(3.1)	1,534.0	1,533.4	—
Closed Block	453.3	629.6	(28.0)	2,077.2	3,667.0	(43.4)
Corporate	51.4	48.3	6.4	305.3	247.7	23.3
	2,670.4	2,873.2	(7.1)	10,950.8	12,198.1	(10.2)

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	171.6	115.7	48.3	679.9	825.4	(17.6)
Unum International	27.2	26.4	3.0	105.7	76.6	38.0
Colonial Life	90.1	73.3	22.9	329.2	335.4	(1.8)
Closed Block	77.4	(62.3)	224.2	142.7	(1,235.7)	111.5
Corporate	(40.4)	(38.9)	(3.9)	(271.2)	(236.8)	(14.5)
	325.9	114.2	185.4	986.3	(235.1)	519.5

Income Tax	61.8	28.1	119.9	222.7	(81.6)	372.9

Income Before Net Investment Gain (Loss)	264.1	86.1	206.7	763.6	(153.5)	597.5

Net Investment Gain (Loss) (net of tax expense (benefit) of $(3.2); $17.7; $16.1; $252.6)	(10.6)	66.9	(115.8)	60.6	946.5	(93.6)

Net Income	$253.5	$153.0	65.7	$824.2	$793.0	3.9

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20
Premium Income
Unum US	$1,544.9	$1,529.3	$1,500.8	$1,522.1	$1,525.8	$1,485.1	$1,483.4	$1,522.7	$1,527.7
Unum International	187.8	177.5	181.6	183.5	174.4	165.7	165.4	157.1	164.6
Colonial Life	430.7	423.3	420.8	419.7	426.4	418.8	419.9	438.6	434.7
Closed Block	239.9	244.5	250.5	249.1	251.7	250.3	249.4	250.3	244.4
	2,403.3	2,374.6	2,353.7	2,374.4	2,378.3	2,319.9	2,318.1	2,368.7	2,371.4
Net Investment Income
Unum US	171.0	182.1	176.2	183.6	179.7	173.1	190.7	176.9	179.6
Unum International	34.5	37.9	33.1	35.7	26.0	25.5	26.3	26.3	26.5
Colonial Life	38.1	40.9	51.8	41.6	37.7	37.5	43.7	36.8	37.7
Closed Block	274.8	282.5	284.6	294.7	297.2	356.7	351.2	326.3	336.1
Corporate	8.8	7.4	4.5	7.9	8.1	0.7	1.3	2.7	5.1
	527.2	550.8	550.2	563.5	548.7	593.5	613.2	569.0	585.0
Other Income
Unum US	47.1	44.8	43.5	41.3	40.4	37.4	42.0	35.3	40.2
Unum International	0.2	—	0.4	0.1	0.1	0.1	0.2	0.2	—
Colonial Life	0.3	0.2	0.3	0.3	0.2	0.2	0.3	0.3	0.3
Closed Block	16.0	15.3	19.3	12.1	18.4	16.9	17.8	13.7	18.2
Corporate	2.2	2.1	2.4	0.4	1.3	0.6	0.3	0.2	—
	65.8	62.4	65.9	54.2	60.4	55.2	60.6	49.7	58.7
Total Adjusted Operating Revenue
Unum US	1,763.0	1,756.2	1,720.5	1,747.0	1,745.9	1,695.6	1,716.1	1,734.9	1,747.5
Unum International	222.5	215.4	215.1	219.3	200.5	191.3	191.9	183.6	191.1
Colonial Life	469.1	464.4	472.9	461.6	464.3	456.5	463.9	475.7	472.7
Closed Block	530.7	542.3	554.4	555.9	567.3	623.9	618.4	590.3	598.7
Corporate	11.0	9.5	6.9	8.3	9.4	1.3	1.6	2.9	5.1
	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4	$3,015.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20
Benefits and Expenses
Unum US	$1,591.4	$1,674.8	$1,417.0	$1,567.7	$1,630.2	$1,552.1	$1,527.9	$1,503.0	$1,485.7
Unum International	195.3	188.3	187.7	194.5	174.1	170.6	170.5	168.5	171.7
Colonial Life	379.0	384.4	392.8	365.8	391.0	385.3	371.7	384.8	391.6
Closed Block	453.3	485.3	497.9	464.4	629.6	1,996.8	547.6	553.6	569.0
Corporate	51.4	54.6	64.4	138.0	48.3	44.0	79.0	73.7	51.0
	2,670.4	2,787.4	2,559.8	2,730.4	2,873.2	4,148.8	2,696.7	2,683.6	2,669.0

Income Before Income Tax Expense (Benefit) and Net Investment Gain (Loss)
Unum US	171.6	81.4	303.5	179.3	115.7	143.5	188.2	231.9	261.8
Unum International	27.2	27.1	27.4	24.8	26.4	20.7	21.4	15.1	19.4
Colonial Life	90.1	80.0	80.1	95.8	73.3	71.2	92.2	90.9	81.1
Closed Block	77.4	57.0	56.5	91.5	(62.3)	(1,372.9)	70.8	36.7	29.7
Corporate	(40.4)	(45.1)	(57.5)	(129.7)	(38.9)	(42.7)	(77.4)	(70.8)	(45.9)
	325.9	200.4	410.0	261.7	114.2	(1,180.2)	295.2	303.8	346.1

Income Tax Expense (Benefit)	61.8	33.9	81.3	79.4	28.1	(285.2)	67.9	63.7	72.0

Income (Loss) Before Net Investment Gain (Loss)	264.1	166.5	328.7	182.3	86.1	(895.0)	227.3	240.1	274.1

Net Investment Gain (Loss)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9	4.4	33.8	(144.0)
Tax Expense (Benefit) on Net Investment Gain (Loss)	(3.2)	(1.9)	—	0.3	17.7	274.5	0.6	8.4	(30.9)
Net Income	$253.5	$159.7	$328.6	$182.9	$153.0	$135.4	$231.1	$265.5	$161.0

Net Income Per Common Share - Assuming Dilution	$1.25	$0.78	$1.60	$0.89	$0.75	$0.66	$1.13	$1.30	$0.79

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income	$1,544.9	$1,525.8	$6,078.0	$6,018.9
Net Investment Income	171.0	179.7	721.6	720.3
Other Income	47.1	40.4	170.0	154.9
Total	1,763.0	1,745.9	6,969.6	6,894.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,094.7	1,133.3	4,338.8	4,138.7
Commissions	153.2	147.9	583.4	594.9
Deferral of Acquisition Costs	(68.3)	(66.9)	(242.7)	(291.5)
Amortization of Deferred Acquisition Costs	79.7	98.7	319.0	341.0
Other Expenses	332.1	317.2	1,291.2	1,285.6
Total	1,591.4	1,630.2	6,289.7	6,068.7

Income Before Income Tax and Net Realized Investment Gains and Losses	171.6	115.7	679.9	825.4
Reserve Assumption Update	—	—	(215.0)	—
Adjusted Operating Income	$171.6	$115.7	$464.9	$825.4

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	70.9%	74.3%	74.9%	68.8%
Other Expense Ratio	21.5%	20.8%	21.2%	21.4%
Adjusted Operating Income Ratio	11.1%	7.6%	7.6%	13.7%

1Excludes the $215.0 million reserve decrease during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$463.9	$457.7	$1,827.8	$1,828.5
Group Short-term Disability	221.6	215.2	864.0	799.2
Total Premium Income	685.5	672.9	2,691.8	2,627.7
Net Investment Income	90.3	97.4	379.6	388.8
Other Income	45.3	39.5	165.7	147.6
Total	821.1	809.8	3,237.1	3,164.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	506.1	503.3	1,849.2	1,921.9
Commissions	52.5	51.3	199.8	191.8
Deferral of Acquisition Costs	(12.7)	(12.6)	(49.8)	(49.3)
Amortization of Deferred Acquisition Costs	12.7	12.9	51.4	53.1
Other Expenses	199.9	190.8	773.9	756.6
Total	758.5	745.7	2,824.5	2,874.1

Income Before Income Tax and Net Investment Gains and Losses	62.6	64.1	412.6	290.0
Reserve Assumption Update	—	—	(215.0)	—
Adjusted Operating Income	$62.6	$64.1	$197.6	$290.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	73.8%	74.8%	76.7%	73.1%
Other Expense Ratio	29.2%	28.4%	28.8%	28.8%
Adjusted Operating Income Ratio	9.1%	9.5%	7.3%	11.0%

Persistency:
Group Long-term Disability	90.4%	90.7%	89.6%	90.8%
Group Short-term Disability	89.2%	86.1%	87.4%	88.7%

1Excludes the $215.0 million reserve decrease during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Life	$412.6	$410.0	$1,641.9	$1,640.5
Accidental Death & Dismemberment	42.1	41.4	165.1	163.9
Total Premium Income	454.7	451.4	1,807.0	1,804.4
Net Investment Income	24.9	24.9	104.0	97.2
Other Income	0.4	0.3	1.7	2.4
Total	480.0	476.6	1,912.7	1,904.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	399.5	445.8	1,728.8	1,470.4
Commissions	36.7	36.8	144.7	143.2
Deferral of Acquisition Costs	(9.1)	(9.4)	(21.0)	(36.0)
Amortization of Deferred Acquisition Costs	8.2	9.6	38.3	39.3
Other Expenses	54.1	52.1	213.8	205.3
Total	489.4	534.9	2,104.6	1,822.2

Adjusted Operating Income (Loss)	$(9.4)	$(58.3)	$(191.9)	$81.8

Operating Ratios (% of Premium Income):
Benefit Ratio	87.9%	98.8%	95.7%	81.5%
Other Expense Ratio	11.9%	11.5%	11.8%	11.4%
Adjusted Operating Income Ratio	(2.1)%	(12.9)%	(10.6)%	4.5%

Persistency:
Group Life	89.0%	90.1%	89.7%	88.8%
Accidental Death & Dismemberment	88.2%	89.7%	89.1%	88.2%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$220.5	$218.7	$846.7	$875.2
Individual Disability	113.6	115.7	459.8	456.0
Dental and Vision	70.6	67.1	272.7	255.6
Total Premium Income	404.7	401.5	1,579.2	1,586.8
Net Investment Income	55.8	57.4	238.0	234.3
Other Income	1.4	0.6	2.6	4.9
Total	461.9	459.5	1,819.8	1,826.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	189.1	184.2	760.8	746.4
Commissions	64.0	59.8	238.9	259.9
Deferral of Acquisition Costs	(46.5)	(44.9)	(171.9)	(206.2)
Amortization of Deferred Acquisition Costs	58.8	76.2	229.3	248.6
Other Expenses	78.1	74.3	303.5	323.7
Total	343.5	349.6	1,360.6	1,372.4

Adjusted Operating Income	$118.4	$109.9	$459.2	$453.6

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits	40.4%	39.3%	43.2%	42.2%
Individual Disability	42.5%	42.4%	42.8%	48.8%
Dental and Vision	73.4%	73.2%	72.6%	60.6%
Other Expense Ratio	19.3%	18.5%	19.2%	20.4%
Adjusted Operating Income Ratio	29.3%	27.4%	29.1%	28.6%

Persistency:
Voluntary Benefits	75.9%	74.3%	75.8%	72.7%
Individual Disability	89.3%	90.2%	89.7%	89.5%
Dental and Vision	84.0%	87.4%	86.0%	85.0%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$103.4	$97.1	$401.9	$364.9
Group Life	32.2	27.3	112.3	108.5
Supplemental	29.0	28.0	112.6	99.8
Unum Poland	23.2	22.0	90.2	79.6
Total Premium Income	187.8	174.4	717.0	652.8
Net Investment Income	34.5	26.0	132.7	104.6
Other Income	0.2	0.1	0.6	0.5
Total	222.5	200.5	850.3	757.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	147.3	129.5	556.2	500.9
Commissions	14.9	12.9	54.1	49.7
Deferral of Acquisition Costs	(3.5)	(2.9)	(12.8)	(12.1)
Amortization of Deferred Acquisition Costs	2.0	2.1	8.0	7.4
Other Expenses	34.6	32.5	139.1	135.4
Total	195.3	174.1	744.6	681.3

Adjusted Operating Income	$27.2	$26.4	$105.7	$76.6

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£77.1	£70.4	£292.0	£284.2
Group Life	24.0	19.8	81.7	84.6
Supplemental	21.6	20.3	81.8	77.7
Total Premium Income	122.7	110.5	455.5	446.5
Net Investment Income	24.2	17.4	91.0	76.0
Other Income	0.1	—	0.1	0.1
Total	147.0	127.9	546.6	522.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	99.0	83.2	362.8	352.5
Commissions	8.2	6.7	28.7	28.1
Deferral of Acquisition Costs	(1.2)	(0.8)	(4.3)	(4.2)
Amortization of Deferred Acquisition Costs	1.2	1.3	5.1	5.3
Other Expenses	20.6	18.9	81.8	86.5
Total	127.8	109.3	474.1	468.2

Adjusted Operating Income	£19.2	£18.6	£72.5	£54.4

Weighted Average Pound/Dollar Exchange Rate	1.344	1.382	1.377	1.287

Operating Ratios (% of Premium Income):
Benefit Ratio	80.7%	75.3%	79.6%	78.9%
Other Expense Ratio	16.8%	17.1%	18.0%	19.4%
Adjusted Operating Income Ratio	15.6%	16.8%	15.9%	12.2%

Persistency:
Group Long-term Disability	88.1%	87.0%	89.3%	88.2%
Group Life	88.0%	87.2%	86.5%	81.8%
Supplemental	90.4%	88.2%	90.9%	90.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$239.7	$240.7	$953.3	$975.1
Life	101.7	96.6	384.7	376.4
Cancer and Critical Illness	89.3	89.1	352.2	360.5
Total Premium Income	430.7	426.4	1,690.2	1,712.0
Net Investment Income	38.1	37.7	172.0	155.7
Other Income	0.3	0.2	1.0	1.1
Total	469.1	464.3	1,863.2	1,868.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	212.3	236.2	910.4	906.5
Commissions	85.6	78.3	320.1	334.3
Deferral of Acquisition Costs	(70.0)	(60.8)	(252.6)	(272.6)
Amortization of Deferred Acquisition Costs	74.4	65.6	259.1	257.7
Other Expenses	76.7	71.7	297.0	307.5
Total	379.0	391.0	1,534.0	1,533.4

Adjusted Operating Income	$90.1	$73.3	$329.2	$335.4

Operating Ratios (% of Premium Income):
Benefit Ratio	49.3%	55.4%	53.9%	52.9%
Other Expense Ratio	17.8%	16.8%	17.6%	18.0%
Adjusted Operating Income Ratio	20.9%	17.2%	19.5%	19.6%

Persistency:
Accident, Sickness, and Disability	74.5%	75.0%	75.4%	74.3%
Life	85.4%	84.1%	85.5%	83.7%
Cancer and Critical Illness	82.2%	82.3%	82.4%	81.8%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.8	$177.4	$704.3	$666.9
Individual Disability	63.4	72.1	284.0	319.6
All Other	1.7	2.2	7.5	7.9
Total Premium Income	239.9	251.7	995.8	994.4
Net Investment Income	274.8	297.2	1,159.0	1,370.3
Other Income	16.0	18.4	65.1	66.6
Total	530.7	567.3	2,219.9	2,431.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	389.6	552.2	1,793.2	3,426.8
Commissions	19.5	20.8	80.5	78.4
Interest and Debt Expense	—	—	—	3.1
Other Expenses	44.2	56.6	203.5	158.7
Total	453.3	629.6	2,077.2	3,667.0

Income (Loss) Before Income Tax and Net Investment Gains and Losses	77.4	(62.3)	142.7	(1,235.7)
Long-term Care Reserve Assumption Update	—	—	2.1	151.5
Individual Disability Reserve Assumption Update	—	—	6.4	—
Group Pension Reserve Assumption Update	—	—	25.1	17.5
Impacts from Closed Block Individual Disability Reinsurance Transaction	—	139.3	139.3	1,305.5
Amortization of the Cost of Reinsurance	16.7	20.0	79.1	2.6
Adjusted Operating Income	$94.1	$97.0	$394.7	$241.4

Interest Adjusted Loss Ratios:
Long-term Care[1]	70.2%	77.7%	77.3%	68.9%
Individual Disability[2]	78.7%	68.9%	67.9%	85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio[3]	11.5%	12.1%	11.9%	13.6%
Income (Loss) Ratio	32.3%	(24.8)%	14.3%	(124.3)%
Adjusted Operating Income Ratio	39.2%	38.5%	39.6%	24.3%

Persistency:
Long-term Care	95.4%	93.3%	95.6%	94.8%
Individual Disability	86.5%	87.7%	86.4%	88.0%
1Excludes $2.1 million during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021 and excludes $151.5 million during the twelve months ended December 31, 2020, related to the reserve assumption update that occurred during the fourth quarter of 2020. The interest adjusted loss ratio for long-term care for the rolling twelve months ended March 31, 2022, excluding the third quarter of 2021 reserve increase, was 75.5 percent. The interest-adjusted loss ratio for the rolling twelve months ended March 31, 2021 excluding the fourth quarter of 2020 reserve increase, was 68.1 percent.

2 The interest adjusted loss ratio for the twelve months ended December 31, 2020 excludes the reserve recognition of $1,284.5 million related to the first phase of the reinsurance transaction. The interest-adjusted loss ratio for the three months ended March 31, 2021 and twelve months ended December 31 2021 excludes the reserve recognition of $133.1 million related to the second phase of the reinsurance transaction.
3Excludes $16.7 million, $20.0 million, $79.1 million and $2.6 million of amortization of the cost of reinsurance during the first quarter of 2022, first quarter of 2021, and twelve months ended December 31, 2021 and twelve months ended December 31, 2020, respectively. Excludes $21.0 million of transaction costs related to the first phase of the reinsurance transaction from the twelve months ended December 31, 2020. Also excludes $6.2 million of transaction costs related to the second phase of the reinsurance transaction from the three months ended March 31, 2021 and twelve months ended December 31, 2021.
12.1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2022	3/31/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Net Investment Income	$8.8	$8.1	$27.9	$9.8
Other Income	2.2	1.3	6.2	1.1
Total	11.0	9.4	34.1	10.9

Interest, Debt, and Other Expenses	51.4	48.3	305.3	247.7

Loss Before Income Tax and Net Investment Gain (Loss)	(40.4)	(38.9)	(271.2)	(236.8)
Impairment Loss on Internal-Use Software	—	—	12.1	—
Costs Related to Organizational Design Update	—	—	67.3	—
Impairment Loss on ROU Asset	—	—	13.9	12.7
Cost Related to Early Retirement of Debt	—	—	—	23.3
Adjusted Operating Loss	$(40.4)	$(38.9)	$(177.9)	$(200.8)

Unum Group Reserves

	March 31, 2022
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,297.4	$787.8	26.0%	$6,085.2	$58.2	$6,027.0
Group Life and Accidental Death & Dismemberment	56.0	0.3	694.0	250.8	4.0	1,000.8	4.7	996.1
Individual Disability	449.9	2.1	1,415.9	149.5	6.7	2,015.3	207.6	1,807.7
Voluntary Benefits	1,752.6	8.1	48.9	50.9	0.4	1,852.4	23.8	1,828.6
Dental and Vision	—	—	0.2	13.3	0.1	13.5	0.1	13.4
Unum US Segment	2,258.5	10.5	7,456.4	1,252.3	37.2	10,967.2	294.4	10,672.8

Unum International Segment	206.6	1.0	2,056.7	156.1	9.5	2,419.4	88.1	2,331.3

Colonial Life Segment	2,488.2	11.5	319.7	114.9	1.9	2,922.8	2.4	2,920.4

Individual Disability	136.4	0.6	9,067.1	118.8	39.2	9,322.3	7,981.5	1,340.8
Long-term Care	10,943.8	50.6	2,326.2	273.2	11.1	13,543.2	6.7	13,536.5
Other	5,588.1	25.8	152.2	112.6	1.1	5,852.9	4,901.2	951.7
Closed Block Segment	16,668.3	77.0	11,545.5	504.6	51.4	28,718.4	12,889.4	15,829.0

Subtotal	$21,621.6	100.0%	$21,378.3	$2,027.9	100.0%	45,027.8	13,274.3	31,753.5

Adjustment Related to Unrealized Investment Gains and Losses						2,104.4	74.8	2,029.6

Consolidated						$47,132.2	$13,349.1	$33,783.1

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates.

Unum Group Reserves

	December 31, 2021
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,350.2	$766.6	25.9%	$6,116.8	$52.3	$6,064.5
Group Life and Accidental Death & Dismemberment	56.7	0.3	715.8	281.0	4.2	1,053.5	4.4	1,049.1
Individual Disability	456.1	2.1	1,412.0	150.4	6.6	2,018.5	205.7	1,812.8
Voluntary Benefits	1,752.2	8.1	47.6	51.3	0.4	1,851.1	23.7	1,827.4
Dental and Vision	—	—	0.9	11.5	0.1	12.4	0.1	12.3
Unum US Segment	2,265.0	10.5	7,526.5	1,260.8	37.2	11,052.3	286.2	10,766.1

Unum International Segment	211.2	1.0	2,110.7	156.0	9.6	2,477.9	94.3	2,383.6

Colonial Life Segment	2,471.8	11.4	322.8	115.5	1.9	2,910.1	3.2	2,906.9

Individual Disability	148.6	0.7	9,210.0	123.6	39.4	9,482.2	8,145.4	1,336.8
Long-term Care	10,842.2	50.2	2,300.1	271.7	10.9	13,414.0	7.4	13,406.6
Other	5,652.2	26.2	153.2	113.8	1.0	5,919.2	4,950.1	969.1
Closed Block Segment	16,643.0	77.1	11,663.3	509.1	51.3	28,815.4	13,102.9	15,712.5

Subtotal	$21,591.0	100.0%	$21,623.3	$2,041.4	100.0%	45,255.7	13,486.6	31,769.1

Adjustment Related to Unrealized Investment Gains and Losses						4,659.5	132.1	4,527.4

Consolidated						$49,915.2	$13,618.7	$36,296.5

14. 1

Unum Group Investments

	3/31/2022			3/31/2022	12/31/2021
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$24,743.8	62.0%	Earned Book Yield	4.56%	4.85%
Mortgage-Backed/Asset-Backed Securities	559.1	1.4	Average Duration (in years)	8.05	8.35
Private Placements	6,207.1	15.5
High Yield	2,522.9	6.3
Government Securities	1,602.0	4.0
Municipal Securities	4,307.3	10.8
Redeemable Preferred Stocks	3.8	—
Total	$39,946.0	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	3/31/2022	12/31/2021
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$291.6	$279.4
Aaa	4.6%	4.7%	Private Equity Partnerships	424.4	384.6
Aa	11.6	11.7	Real Asset Partnerships	329.9	314.6
A	26.5	27.0	Total	$1,045.9	$978.6
Baa	50.7	50.3
Below Baa	6.6	6.3
Total	100.0%	100.0%	Non-Current Investments	$—	$19.8

Unum Group Investments at March 31, 2022

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,875.4	$109.4	$698.4	$50.6	$2,177.0	$160.0
Capital Goods	3,669.9	201.9	918.8	68.9	2,751.1	270.8
Communications	2,579.6	205.5	677.6	49.6	1,902.0	255.1
Consumer Cyclical	1,488.5	53.0	370.4	30.8	1,118.1	83.8
Consumer Non-Cyclical	6,435.1	389.3	1,606.3	127.9	4,828.8	517.2
Energy	3,291.7	292.6	472.0	29.1	2,819.7	321.7
Financial Institutions	3,637.5	30.2	1,461.0	121.7	2,176.5	151.9
Mortgage/Asset-Backed	559.1	22.7	102.7	0.7	456.4	23.4
Sovereigns	1,064.7	131.0	231.7	48.2	833.0	179.2
Technology	1,746.7	(4.1)	661.5	54.5	1,085.2	50.4
Transportation	1,904.6	72.5	626.3	47.6	1,278.3	120.1
U.S. Government Agencies and Municipalities	4,844.6	159.4	1,986.2	224.9	2,858.4	384.3
Public Utilities	5,848.6	617.0	885.5	70.4	4,963.1	687.4
Total	$39,946.0	$2,280.4	$10,698.4	$924.9	$29,247.6	$3,205.3

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$7,254.3	$491.6			$801.8	$24.8
91 through 180 days	1,309.5	202.6			75.6	5.9
181 through 270 days	721.6	112.8			15.9	1.9
271 days to 1 year	4.1	1.1			2.0	—
Greater than 1 year	422.8	70.8			90.8	13.4
Total	$9,712.3	$878.9			$986.1	$46.0

15.1

Appendix to Statistical Supplement
2022 Significant Items

•None.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a reserve reduction of $215.0 million before tax, or $169.9 million after tax, in our Unum US group long-term disability product line and reserve increases of $2.1 million, $6.4 million, and $25.1 million before tax, or $1.7 million, $5.1 million, and $19.8 million after tax, in our Closed Block long-term care, Closed Block individual disability, and Closed Block group pension product lines, respectively.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $24.2 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we recognized the following in the first quarter of 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.
•Cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort.
•Deposit asset of $5.0 million related to the ALR cohort.

Appendix to Statistical Supplement - Continued
2020 Significant Items

•In connection with the first phase of the previously-mentioned reinsurance transaction, the ceding companies paid a total cash ceding commission to Commonwealth of approximately $438 million and transferred additional assets consisting primarily of fixed maturity securities and cash totaling $6,669.8 million. PLC received a payment of $62 million from Commonwealth related to the 12-year volatility cover for the business reinsured during the first phase of the transaction. In addition, we recognized the following in the fourth quarter of 2020 related to the first phase:

•Net realized investment gain of $1,302.3 million before tax, or $1,028.8 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $1,284.5 million, or $1,014.7 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $21.0 million, or $16.6 million after tax.
•Net tax benefit of $36.5 million.
•Reinsurance recoverable of $6,141.5 million representing the ceded reserves related to the DLR cohort.
•Cost of reinsurance, or prepaid reinsurance premium, of $815.7 million related to the DLR cohort, of which we recognized amortization expense of $2.6 million, or $2.0 million after tax.
•Deposit asset of $88.2 million related to the ALR cohort.

•Fourth quarter of 2020 reserve assumption updates resulting in reserve increases of $151.5 million and $17.5 million before tax, or $119.7 million and $13.8 million after tax, in our Closed Block long-term care and Closed Block group pension product lines, respectively.
•In December 2020, Northwind Holdings redeemed the remaining $35.0 million of principal on the Northwind notes, and was released of any contractual collateral requirements.
•Third quarter of 2020 costs related to organizational design update of $23.3 million before tax and $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a ROU asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

16.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses and amortization of the cost of reinsurance as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;
•Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC prior to pay off in December 2020; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the DLR cohort of policies. We believe that the exclusion of the amortization of the cost of reinsurance provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.3, other than book value per common share, which is presented on page 2.

16.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2022	2021				2020
Total Revenue	$2,982.5	$2,979.1	$2,969.7	$2,993.0	$3,072.0	$4,273.5	$2,996.3	$3,021.2	$2,871.1
Excluding:
Net Investment Gain (Loss)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9	4.4	33.8	(144.0)
Adjusted Operating Revenue	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4	$3,015.1

16.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity	Annualized Adjusted Operating Return on Equity

Three Months Ended March 31, 2022
Unum US	$135.7	$4,590.4	11.8%
Unum International	31.6	779.3	16.2%
Colonial Life	71.2	1,551.4	18.4%
Core Operating Segments	238.5	6,921.1	13.8%
Closed Block	73.9	4,488.5
Corporate	(35.1)	(960.6)
Total	$277.3	$10,449.0	10.6%

Three Months Ended March 31, 2021
Unum US	$91.6	$4,395.3	8.3%
Unum International	21.2	822.4	10.3%
Colonial Life	57.8	1,597.8	14.5%
Core Operating Segments	170.6	6,815.5	10.0%
Closed Block	75.9	4,107.6
Corporate	(34.5)	(1,162.7)
Total	$212.0	$9,760.4	8.7%

16.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2021
Unum US	$367.8	$4,500.0	8.2%
Unum International	84.1	806.1	10.4%
Colonial Life	259.9	1,580.3	16.4%
Core Operating Segments	711.8	6,886.4	10.3%
Closed Block	248.6	4,208.6
Corporate	(69.7)	(1,046.0)
Total	$890.7	$10,049.0	8.9%

Year Ended December 31, 2020
Unum US	$651.4	$4,458.2	14.6%
Unum International	51.9	797.7	6.5%
Colonial Life	264.5	1,584.1	16.7%
Core Operating Segments	967.8	6,840.0	14.1%
Closed Block	183.8	3,979.2
Corporate	(146.2)	(1,395.2)
Total	$1,005.4	$9,424.0	10.7%

1 Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6. Due to the implementation of a FASB update for which the beginning balances of 2020 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020. As a result, average equity for the year ended December 31, 2020 for certain of our segments will not compute using the historical allocated equity at December 31, 2019.

16.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	3/31/2022	12/31/2021	3/31/2021	12/31/2020	12/31/2019
Total Stockholders' Equity	$10,623.1	$11,416.4	$10,570.1	$10,871.0	$9,965.0
Excluding:
Net Unrealized Gain on Securities	66.1	962.2	678.2	1,067.7	615.9
Net Gain on Hedges	51.4	61.8	77.1	97.8	187.8
Total Adjusted Stockholders' Equity	$10,505.6	$10,392.4	$9,814.8	$9,705.5	$9,161.3

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2022	12/31/2021	3/31/2021	12/31/2020
Average Adjusted Stockholders' Equity	$10,449.0	$10,049.0	$9,760.4	$9,424.0

16.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2022		2021
	(in millions)	per share*	(in millions)	per share*
Net Income	$253.5	$1.25	$153.0	$0.75
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $14.2)	—	—	53.4	0.26
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(3.2); $3.5)	(10.6)	(0.05)	13.5	0.06
Total Net Investment Gain (Loss)	(10.6)	(0.05)	66.9	0.32
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $—; $29.2)	—	—	(110.1)	(0.53)
Amortization of the Cost of Reinsurance (net of tax benefit of $3.5; $4.2)	(13.2)	(0.06)	(15.8)	(0.08)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(13.2)	(0.06)	(125.9)	(0.61)
After-tax Adjusted Operating Income	$277.3	$1.36	$212.0	$1.04

*Assuming Dilution.

16.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2021		2020
	(in millions)	per share *	(in millions)	per share *
Net Income	$824.2	$4.02	$793.0	$3.89
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $14.2; $273.5)	53.4	0.26	1,028.8	5.05
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $1.9; $(20.9))	7.2	0.03	(82.3)	(0.40)
Total Net Investment Gain	60.6	0.29	946.5	4.65
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $29.2; $274.2)	(110.1)	(0.53)	(1,031.3)	(5.06)
Amortization of the Cost of Reinsurance (net of tax benefit of $16.8; $0.6)	(62.3)	(0.31)	(2.0)	(0.01)
Net Tax Benefits of Reinsurance Transaction	—	—	36.5	0.18
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(172.4)	(0.84)	(996.8)	(4.89)
Net Reserve Change Related to Reserve Assumption Updates (net of tax expense (benefit) of $38.1; $(35.5))	143.3	0.70	(133.5)	(0.66)
Impairment Loss on Internal-Use Software (net of tax benefit of $2.5; $—)	(9.6)	(0.05)	—	—
Costs Related to Early Retirement of Debt (net of tax benefit of $14.1; $—)	(53.2)	(0.26)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $2.9; $2.7)	(11.0)	(0.05)	(10.0)	(0.05)
Impact of U.K. Tax Rate Increase	(24.2)	(0.12)	—	—
Costs Related to Organizational Design Update (net of tax benefit of $—; $4.7)	—	—	(18.6)	(0.09)
After-tax Adjusted Operating Income	$890.7	$4.35	$1,005.4	$4.93

*Assuming Dilution.

16.8

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2022	2021	2021	2020
Debt	$3,442.9	$3,346.8	$3,442.2	$3,345.7
Including:
Lease Liability	78.1	99.7	82.6	105.9
Adjusted Debt and Lease Liability	$3,521.0	$3,446.5	$3,524.8	$3,451.6

Total Stockholders' Equity	$10,623.1	$10,570.1	$11,416.4	$10,871.0
Excluding:
Net Unrealized Gain on Securities and Net Gain on Hedges	117.5	755.3	1,024.0	1,165.5
Equity, As Adjusted	10,505.6	9,814.8	10,392.4	9,705.5
Debt, As Adjusted and Lease Liability	3,521.0	3,446.5	3,524.8	3,451.6
Total Adjusted Capital	$14,026.6	$13,261.3	$13,917.2	$13,157.1

Leverage Ratio	25.1%	26.0%	25.3%	26.2%

16.9